                                                                    EXHIBIT 10.2




                          CONTRIBUTION, CONVEYANCE AND
                              ASSUMPTION AGREEMENT



                           HOLLY ENERGY PARTNERS, L.P.

                                      INDEX

ARTICLE I DEFINITIONS; SCHEDULES; RECORDATION.....................................................................6
   1.1      Definitions...........................................................................................6
   1.2      Schedules............................................................................................11
   1.3      Recordation of Evidence of Ownership of Assets.......................................................11
ARTICLE II CONCURRENT TRANSACTIONS...............................................................................11
   2.1      Contribution of Navajo Southern Common Stock by Navajo Pipeline to Pipeline GP LLC...................11
   2.2      Conversion of Navajo Southern to Southern LP.........................................................11
   2.3      Contribution and Conveyance by Navajo Pipeline to Pipeline Assets LP of the Texas Navajo
            Pipeline Assets......................................................................................12
   2.4      Contribution and Conveyance by Navajo Pipeline to Pipeline LLC of the Non-Texas Navajo
            Pipeline Assets......................................................................................12
   2.5      Contribution and Conveyance by Holly to Mountain LLC of the Mountain Home Terminal Assets............12
   2.6      Contribution and Conveyance by Woods Cross Refining to Woods Cross LLC of the Woods Cross
            Assets...............................................................................................12
   2.7      Contribution and Conveyance by Navajo Refining to Refining Assets LP of the Texas Navajo
            Refining Assets......................................................................................13
   2.8      Contribution and Conveyance by Navajo Refining to Refining LLC of the Non-Texas Navajo
            Refining Assets......................................................................................13
   2.9      Contribution by Navajo Pipeline to GP LP of All of Its Interests in Pipeline Assets LP,
            Pipeline GP LLC, Navajo Southern LP, and Pipeline LLC................................................13
   2.10     Contribution by GP LP to the MLP of the Navajo Pipeline Aggregate Interests..........................14
   2.11     Contribution by Holly to the MLP of All of Its Interests in Mountain LLC.............................14
   2.12     Contribution by Navajo Refining to the MLP of All of Its Interests in Refining Assets LP,
            Refining GP LLC, and Refining LLC....................................................................14
   2.13     Contribution by Woods Cross Refining to the MLP of All of Its Interests in Woods Cross LLC...........15
   2.14     Public Cash Contribution.............................................................................15
   2.15     MLP Receipt of Cash Contribution.....................................................................15
   2.16     MLP Cash Distribution to GP LP, Holly, Navajo Refining and Woods Cross Refining......................15
   2.17     Contribution of Cash and Interests in the Entities by the MLP to the OLP.............................16
   2.18     OLP Cash Contributions to [Pipeline Assets LP, Navajo Southern LP, Refining Assets LP,
            Pipeline LLC, Mountain LLC, Refining LLC, and Woods Cross LLC.]......................................16
   2.19     Distribution of Debt Proceeds from the OLP to the MLP................................................17
   2.20     Distribution of Debt Proceeds from the MLP to GP LP..................................................17
   2.21     Cash Distribution from GP LP to Navajo Pipeline......................................................17
   2.22     Loan from GP LP to Holly.............................................................................17
   2.23     Cash Distribution from Navajo Pipeline to Holly......................................................17
   2.24     Specific Conveyances.................................................................................18
ARTICLE III ASSUMPTION OF CERTAIN LIABILITIES....................................................................18
   3.1      Assumption of Texas Navajo Pipeline Liabilities by Pipeline Assets LP................................18
   3.2      Assumption of Non-Texas Navajo Pipeline Liabilities by Pipeline LLC..................................18

   3.3      Assumption of Mountain Home Terminal Liabilities by Mountain LLC.....................................18
   3.4      Assumption of Woods Cross Liabilities by Woods Cross LLC.............................................19
   3.5      Assumption of Texas Navajo Refining Liabilities by Refining Assets LP................................19
   3.6      Assumption of Non-Texas Navajo Refining Liabilities by Refining LLC..................................19
   3.7      Assumption of Navajo Pipeline Aggregate Liabilities by GP LP.........................................19
   3.8      Assumption of Navajo Pipeline Aggregate Liabilities by the MLP.......................................20
   3.9      Assumption of Mountain LLC Aggregate Liabilities by the MLP..........................................20
   3.10     Assumption of Navajo Refining Aggregate Liabilities by the MLP.......................................20
   3.11     Assumption of Woods Cross LLC Aggregate Liabilities by the MLP.......................................21
   3.12     Assumption of MLP Aggregate Liabilities by the OLP...................................................21
   3.13     General Provisions Relating to Assumption of Liabilities.............................................21
ARTICLE IV TITLE MATTERS.........................................................................................22
   4.1      Encumbrances.........................................................................................22
   4.2      Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.....................................22
ARTICLE V FURTHER ASSURANCES.....................................................................................24
   5.1      Further Assurances...................................................................................24
   5.2      Other Assurances.....................................................................................24
ARTICLE VI POWERS OF ATTORNEY....................................................................................24
   6.1      Navajo Pipeline......................................................................................24
   6.2      Navajo Refining......................................................................................25
   6.3      Holly................................................................................................26
   6.4      Woods Cross Refining.................................................................................26
   6.5      Contributing Parties.................................................................................27
ARTICLE VII MISCELLANEOUS........................................................................................27
   7.1      Order of Completion of Transactions..................................................................27
   7.2      Consents; Restriction on Assignment..................................................................28
   7.3      Costs................................................................................................28
   7.4      Headings; References; Interpretation.................................................................28
   7.5      Successors and Assigns...............................................................................29
   7.6      No Third Party Rights................................................................................29
   7.7      Counterparts.........................................................................................29
   7.8      Governing Law........................................................................................29
   7.9      Severability.........................................................................................29
   7.10     Deed; Bill of Sale; Assignment.......................................................................29
   7.11     Amendment or Modification............................................................................29
   7.12     Integration..........................................................................................29

                CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

         THIS CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT, dated as of __________, 2004, is entered into by and among Holly Corporation, a Delaware corporation ("Holly"); Navajo Pipeline Co., L.P., a Delaware limited partnership ("Navajo Pipeline"); Holly Logistic Services, L.L.C., a Delaware limited liability company ("GP LLC"); HEP Logistics Holdings, L.P., a Delaware limited partnership ("GP LP"); Holly Energy Partners, L.P., a Delaware limited partnership (the "MLP"); HEP Logistics GP, L.L.C., a Delaware limited liability company ("OLP GP"); HEP Operating Company, L.P., a Delaware limited partnership (the "OLP"); HEP Mountain Home LLC, a Delaware limited liability company ("Mountain LLC"); Navajo Refining Company, L.P., a Delaware limited partnership ("Navajo Refining"); HEP Refining LLC, a Delaware limited liability company ("Refining LLC"); HEP Refining GP LLC, a Delaware limited liability company ("Refining GP LLC"); HEP Refining Assets LP, a Delaware limited partnership ("Refining Assets LP"); HEP Pipeline LLC, a Delaware limited liability company ("Pipeline LLC"); HEP Pipeline GP LLC, a Delaware limited liability company ("Pipeline GP LLC"); HEP Pipeline Assets Limited Partnership, a Delaware limited partnership ("Pipeline Assets LP"); Woods Cross Refining Company, L.L.C., a Delaware limited liability company ("Woods Cross Refining"); HEP Woods Cross LLC, a Delaware limited liability company ("Woods Cross LLC"); Navajo Southern, Inc., a Delaware corporation ("Navajo Southern"); and HEP Navajo Southern LP, a Delaware limited partnership ("Navajo Southern LP"). The foregoing shall be referred to individually as a "Party" and collectively as the "Parties".

                                    RECITALS

         WHEREAS, Holly and GP LP have formed the MLP pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Delaware Limited Partnership Act"), for the purpose of acquiring, owning and operating certain assets of certain subsidiaries and affiliates of Holly used in storage, transportation and distribution of crude oil and refined petroleum products;

         WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, the following actions have been taken prior to the date hereof:

         1. Navajo Pipeline formed GP LLC under the terms of the Delaware Limited Liability Company Act (the "Delaware LLC Act"), and contributed $1,000 in exchange for all of the membership interests in GP LLC.

         2. GP LLC and Navajo Pipeline formed GP LP under the terms of the Delaware Limited Partnership Act to which GP LLC contributed $0.10 in exchange for a .001% general partner interest and Navajo Pipeline contributed $999.90 in exchange for a 99.999% limited partner interest in GP LP.

         3. GP LP and Holly formed the MLP, to which GP LP contributed $20.00 and Holly contributed $980.00 in exchange for a 2% general partner and 98% limited partner interest, respectively.

         4. The MLP formed OLP GP under the terms of the Delaware LLC Act and contributed $100.00 in exchange for all of the membership interests in OLP GP.

         5. OLP GP and the MLP formed the OLP under the terms of the Delaware Limited Partnership Act, to which OLP GP contributed $0.10 and the MLP contributed $999.90 in exchange for a .001% general partner and a 99.999% limited partner interest, respectively.

         6. Holly formed Mountain LLC under the terms of the Delaware LLC Act and contributed $1,000.00 in exchange for all of the membership interests in Mountain LLC.

         7. Navajo Refining formed Refining LLC and Refining GP LLC, each under the Delaware LLC Act, to each of which Navajo Refining contributed $1,000.00 in exchange for all of the membership interests in each.

         8. Refining GP LLC and Navajo Refining formed Refining Assets LP under the terms of the Delaware Limited Partnership Act, to which Refining GP LLC contributed $0.10 and Navajo Refining contributed $999.90 in exchange for a .001% general partner and 99.999% limited partner interest, respectively.

         9. Navajo Pipeline formed Pipeline LLC and Pipeline GP LLC, each under the terms of the Delaware LLC Act, to each of which Navajo Pipeline contributed $1,000.00 in exchange for the membership interests in each.

         10. Pipeline GP LLC and Navajo Pipeline formed Pipeline Assets LP under the terms of the Delaware Limited Partnership Act, to which Pipeline GP LLC contributed $0.10 and Navajo Pipeline contributed $999.90 in exchange for a .001% general partner and a 99.999% limited partner interest, respectively.

         11. Woods Cross Refining formed Woods Cross LLC under the terms of the Delaware LLC Act and contributed $1,000.00 in exchange for all of the membership interests in Woods Cross LLC.

         WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following shall occur:

         12. Navajo Pipeline will contribute .001% of the stock of Navajo Southern to Pipeline GP LLC as a capital contribution.

         13.      Navajo Southern will file a Certificate of Conversion under
                  Section 266 of the Delaware Corporation Act (the "Delaware Corporation Act") and Section 17-217 of the Delaware Limited Partnership Act to convert itself to Navajo Southern LP, designating Pipeline GP LLC as its general partner and Navajo Pipeline as its limited partner, owning a .001% general partner interest and a 99.999% limited partner interest, respectively.

         14. Navajo Pipeline will convey its Texas assets, other than working capital, going into the MLP and its subsidiaries to Pipeline Assets LP as a capital contribution (99.999% for itself and .001% on behalf of Pipeline GP LLC), with Pipeline Assets LP assuming the Texas Navajo Pipeline Liabilities, as defined herein.

         15. Navajo Pipeline will convey its non-Texas assets going into the MLP and its subsidiaries, other than (a) working capital,
                  (b) the Lovington Crude System (as defined herein), and (c) the interests in Pipeline GP LLC, GP LLC, GP LP, Pipeline LLC, Southern LP, and Pipeline Assets LP, to Pipeline LLC as a capital contribution in exchange for an assumption by Pipeline LLC of the Non-Texas Navajo Pipeline Liabilities, as defined herein.

         16. Holly will convey the Mountain Home Terminal Assets, as defined herein, and related assets other than working capital to Mountain LLC as a capital contribution and in exchange for an assumption by Mountain LLC of the Mountain Home Terminal Liabilities.

         17. Woods Cross Refining will convey its assets going into the MLP and its subsidiaries to Woods Cross LLC as a capital contribution by Woods Cross LLC in exchange for an assumption by Woods Cross LLC of a portion of the Woods Cross Debt (as defined herein) and the Woods Cross Assets Aggregate Liabilities (as defined herein).

         18. Navajo Refining will convey its Texas assets, other than working capital, going into the MLP and its subsidiaries to Refining Assets LP as a capital contribution (99.999% on its behalf and .001% on behalf of Refining GP LLC) in exchange for the assumption by Refining Assets LP of the Texas Navajo Refining Liabilities, (as defined herein).

         19. Navajo Refining will convey all of its non-Texas assets, other than working capital, going into the MLP and its subsidiaries and its interests in Refining Assets LP, Refining LLC, Refining GP LLC and Woods Cross LLC, to Refining LLC as a capital contribution in exchange for the assumption by Refining LLC of the Non-Texas Navajo Refining Liabilities, as defined herein.

         20. Navajo Pipeline will convey all of its interests in Pipeline Assets LP, Pipeline GP LLC, Navajo Southern LP and Pipeline LLC to GP LP as a capital contribution (99.999% for itself and .001% on behalf of GP LLC) and the assumption by GP LP of the Navajo Pipeline Aggregate Liabilities, as defined herein.

         21. A. GP LP will contribute its interest in Pipeline Assets LP, Pipeline GP LLC, Navajo Southern LP, and Pipeline LLC to the MLP in exchange for (a) a continuation of its 2% general partner interest in the MLP and its Incentive Distribution Rights, (b) _______________ Subordinated Units (as defined herein) representing limited partner interests with a ____% interest in the MLP, (c) the right to receive $_________________ of which $____________ is intended to reimburse GP LP for capital expenditures, (d) the right to receive the Debt Proceeds (defined below), and (e) the assumption by the MLP of the Navajo Pipeline Aggregate Liabilities.

                  B. Holly will contribute all of its interest in Mountain LLC to the MLP in exchange for (a) __________ Subordinated Units representing limited partner interests with a ____% interest in the MLP, (b) the right to receive $______________ of which $_______________ is intended to reimburse Holly for capital expenditures, and (c) the assumption by the MLP of the Mountain LLC Aggregate Liabilities.

                  C. Navajo Refining will contribute all of its interest in Refining Assets LP, Refining GP LLC, and Refining LLC to the MLP in exchange for (a) ___________ Subordinated Units, representing limited partner interests with a _____% interest in the MLP, (b) the right to receive $_________ of which $____________ is intended to reimburse Navajo Refining for capital expenditures, (c) _______________ Common Units (as defined herein) representing limited partner interests with a % interest in the MLP, and (d) the assumption by the MLP of the Navajo Refining Aggregate Liabilities.

                  D. Woods Cross Refining will contribute all of its interest in Woods Cross Assets LLC to the MLP in exchange for (a) ______________ Subordinated Units, representing limited partner interests with a ____% interest in the MLP, and (b) the right to receive $_________ of which $___________ is intended to reimburse Woods Cross Refining for capital expenditures.

                  E. The public, through the underwriters of the Offering (as defined herein) will contribute $______________ to the MLP in exchange for 6,000,000 Common Units representing limited partner interests with a 42% interest in the MLP.

         22. The MLP will pay or cause to be paid the underwriting discounts and offering expenses incurred by the MLP in connection with the initial public offering (the "Offering") of the Common Units (collectively, the "Offering Costs"), which are estimated to be $____________.

         23.      The MLP will distribute $_______________, $__________________,
                  $__________________, and $_____________________ to GP LP,
                  Holly, Navajo Refining, and Woods Cross LLC, respectively, an aggregate of $____________, a portion of which is to satisfy their rights to be reimbursed for capital expenditures.

         24. The MLP will contribute to the OLP the remaining equity cash ($____________) and all of its interests in Navajo Southern LP, Pipeline Assets LP, Pipeline GP LLC, Pipeline LLC, Mountain LLC, Refining Assets LP, Refining GP LLC, Refining LLC, and Woods Cross LLC as additional capital contributions (99.999% for itself and .001% on behalf of OLP GP) and in exchange for the assumption by the OLP of the MLP Aggregate Liabilities, as defined herein.

         25. The OLP will contribute the following amounts to the following entities as additional contributions and to (a) replenish working capital and (b) pay all of the

                  Subsidiary Debt (as defined herein), all of which shall be paid by the respective entities:

                  [A. Pipeline Assets LP of $_____________ cash (.001% on behalf of Pipeline GP LLC);

                  B. Navajo Southern LP of $___________ cash (.001% on behalf of Pipeline GP LLC);

                  C. Refining Assets LP of $____________ cash (.001% on behalf of Refining GP LLC);

                  D. Pipeline LLC of $____________ cash;

                  E. Mountain LLC of $___________ cash;

                  F. Refining LLC of $____________ cash; and

                  G. Woods Cross LLC of $____________ cash.]

                  [SPECIFIC SUBSIDIARIES AND AMOUNTS TO BE DETERMINED AT
                  CLOSING.]

         26. The OLP will borrow $25,000,000 in non-recourse debt (the "Debt") and will distribute $25,000,000 to the MLP (.001% on behalf of the OLP GP); in turn the MLP will distribute the funds to GP LP.

         27. GP LP will distribute $________________ in cash to Navajo Pipeline and will loan $_________________ in cash to Holly; in turn Navajo Pipeline will distribute the $_____________ it received to Holly.

         28. To the extent the over allotment option which has been granted to the underwriters of the Offering is exercised, the proceeds, net of the underwriters' spread (i.e.
                  $____________), will be used by the MLP to redeem from Navajo Refining a number of Common Units equal to those sold pursuant to exercise of such over allotment.

         29. The agreements of limited partnership of each of the following will be amended and restated to the extent necessary to reflect the applicable matters set forth above and in Article II and Article III of this Agreement (as defined below):

                  (a)      the MLP;

                  (b)      the OLP;

                  (c)      GP LP;

                  (d)      Pipeline Assets LP;

                  (e)      Refining Assets LP;

                  (f)      Navajo Southern LP;

                  (g)      Navajo Pipeline; and

                  (h)      Navajo Refining.

         30. The limited liability company agreements of each of the following will be amended to the extent necessary to reflect the applicable matters set forth above and in Article II and
                  Article III in this Agreement:

                  (a)      GP LLC;

                  (b)      Mountain LLC;

                  (c)      OLP GP LLC;

                  (d)      Pipeline GP LLC;

                  (e)      Pipeline LLC;

                  (f)      Refining GP LLC;

                  (g)      Refining LLC;

                  (h)      Woods Cross LLC; and

                  (i)      Woods Cross Refining.

         NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:

                                    ARTICLE I
                       DEFINITIONS; SCHEDULES; RECORDATION

         1.1 Definitions. The following capitalized terms have the meanings given below.

                  "Acts" shall mean collectively the Delaware Limited Partnership Act, the Delaware LLC Act, and the Delaware Corporation Act.

                  "Affiliate" has the meaning assigned to such term in the Partnership Agreement.

                  "Agreement" means this Contribution, Conveyance and Assumption Agreement.

                  "Assets" has the meaning assigned to such term in Section 4.1.

                  "Beneficial Owner" has the meaning assigned to such term in
Section 7.2.

                  "Common Units" has the meaning assigned to such term in the Partnership Agreement.

                  "Contributing Party" has the meaning assigned to such term in
Section 6.5.

                  "Debt Proceeds" has the meaning assigned to such term in
Section 2.19.

                  "Delaware Corporation Act" has the meaning assigned to such term in Item 13 of the Recitals of this Agreement.

                  "Delaware LLC Act" has the meaning assigned to such term in
Item 1 of the Recitals of this Agreement.

                  "Delaware Limited Partnership Act" has the meaning assigned to such term in the initial Recital to this Agreement.

                  "Effective Date" means _________________, 2004.

                  "Effective Time" means 12:01 a.m. Eastern Standard Time on the Effective Date.

                  "Entities" means, collectively, Pipeline Assets LP, Refining Assets LP, Pipeline LLC, Pipeline GP LLC, Navajo Southern LP, Mountain LLC, Refining GP LLC, Refining LLC and Woods Cross LLC.

                  "FERC" means the Federal Energy Regulatory Commission.

                  "GP LLC" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "GP LP" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "GP LP Special LP Interest" has the meaning assigned to such term in Section 2.10.

                  "Holly" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "Incentive Distribution Rights" has the meaning assigned to such term in the Partnership Agreement.

                  "Laws" means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

                  "Lovington Crude System" means those intermediate product pipelines currently owned by Navajo Pipeline transporting feedstocks and crude oil from Lovington, New Mexico, to Artesia, New Mexico, through an 8-inch pipeline and a 10-inch pipeline, each of which is approximately 65 miles long.

                  "MLP" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "MLP Aggregate Interests" has the meaning assigned to such term in Section 2.17.

                  "MLP Aggregate Liabilities" shall mean all of the obligations under the applicable regulations and the limited partnership agreement relating to the MLP Aggregate Interests.

                  "MLP Special LP Interest" has the meaning assigned to such term in Section 2.17.

                  "Mountain Home Terminal Assets" has the meaning assigned to such term in Section 2.5.

                  "Mountain Home Terminal Liabilities" means all obligations and liabilities associated with the Mountain Home Assets.

                  "Mountain LLC" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "Mountain LLC Aggregate Interests" has the meaning assigned to such term in Section 2.11.

                  "Mountain LLC Aggregate Liabilities" means all obligations and liabilities associated with the Mountain LLC Aggregate Interests.

                  "Navajo Pipeline" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "Navajo Pipeline Aggregate Interests" has the meaning assigned to such term in Section 2.9.

                  "Navajo Pipeline Aggregate Liabilities" means all obligations and liabilities associated with the Navajo Pipeline Aggregate Interests.

                  "Navajo Refining Aggregate Interests" has the meaning assigned to such term in Section 2.12.

                  "Navajo Refining Aggregate Liabilities" means all obligations and liabilities associated with the Navajo Refining Aggregate Interests.

                  "Navajo Southern" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "Navajo Southern LP" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "Navajo Southern Stock" has the meaning assigned to such term in Section 2.1.

                  "Non-Texas Navajo Pipeline Assets" has the meaning assigned to such term in Section 2.4.

                  "Non-Texas Navajo Pipeline Liabilities" means all obligations and liabilities associated with the Non-Texas Navajo Pipeline Assets.

                  "Non-Texas Navajo Refining Assets" has the meaning assigned to such term in Section 2.8.

                  "Non-Texas Navajo Refining Liabilities" means all obligations and liabilities associated with the Non-Texas Navajo Refining Assets.

                  "Offering" has the meaning assigned to such term in Item 22 of the Recitals of this Agreement.

                  "Offering Costs" has the meaning assigned to such term in [Item 22] of the Recitals to this Agreement.

                  "OLP" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "OLP GP" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "Omnibus Agreement" means the Omnibus Agreement dated of even date herewith, by and among Holly, Navajo Pipeline, GP LLC, GP LP, the MLP, [OLP GP], and the OLP.

                  "Partnership Agreement" means the Agreement of Limited Partnership of the MLP, as it may be amended and restated from time to time.

                  "Partnership Group" has the meaning assigned to such term in the Omnibus Agreement.

                  "Party and Parties" have the meanings assigned to such terms in the first paragraph of this Agreement.

                  "Pipeline Assets LP" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "Pipeline GP LLC" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "Pipeline LLC" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "Receiving Party" has the meaning assigned to such term in
Section 6.5.

                  "Refining Assets LP" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "Refining GP LLC" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "Refining LLC" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "Restriction" has the meaning assigned to such term in Section 7.2.

                  "Restriction Asset" has the meaning assigned to such term in
Section 7.2.

                  "Registration Statement" means the registration statement on Form S-1 filed by the MLP relating to the Offering.

                  "Specific Conveyances" has the meaning assigned to such term in Section 2.24.

                  "Subordinated Units" has the meaning assigned to such term in the Partnership Agreement.

                  "Subsidiary Debt" means the debt of certain subsidiaries of the OLP as set forth on Schedule 2.18.

                  "Texas Navajo Pipeline Assets" has the meaning assigned to such term in Section 2.3.

                  "Texas Navajo Pipeline Liabilities" means all obligations and liabilities associated with the Texas Navajo Pipeline Assets.

                  "Texas Navajo Refining Assets" has the meaning assigned to such term in Section 2.7.

                  "Texas Navajo Refining Liabilities" means all obligations and liabilities associated with the Texas Navajo Refining Assets.

                  "Underwriters" has the meaning assigned to such term in Item ___ of the Recitals to this Agreement.

                  "Underwriting Agreement" means the Underwriting Agreement dated _____________, 2004, by and between the Underwriters and [Holly, GP LP, the MLP, GP LLC, and OLP].

                  "Woods Cross Assets" has the meaning assigned to such term in
Section 2.6.

                  "Woods Cross Debt" means ________________________.

                  "Woods Cross Liabilities" means all obligations and liabilities associated with the Woods Cross Assets.

                  "Woods Cross LLC" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "Woods Cross LLC Aggregate Interests" has the meaning assigned to such term in Section 2.11.

                  "Woods Cross LLC Aggregate Liabilities" means all obligations and liabilities associated with the Woods Cross LLC Aggregate Interests.

                  "Woods Cross Refining" has the meaning assigned to such term in the first paragraph of this Agreement.

         1.2 Schedules. The following schedules are attached hereto:

                  (a)      Schedule 2.3 - List of Texas Navajo Pipeline Assets

                  (b)      Schedule 2.4 - List of Non-Texas Navajo Pipeline
                           Assets

                  (c)      Schedule 2.5 - List of Mountain Home Assets

                  (d)      Schedule 2.6 - List of Woods Cross Assets

                  (e)      Schedule 2.7 - List of Texas Navajo Refining Assets

                  (f)      Schedule 2.8 - List of Non-Texas Navajo Refining
                           Assets

                  (g) Schedule 2.18 - List of Debts of Various Limited Partnerships and Limited Liability Companies

         1.3 Recordation of Evidence of Ownership of Assets. In connection with the conversions and mergers under the applicable Acts that are referred to in the recitals to this Agreement, the Parties acknowledge that certain jurisdictions in which the assets of the applicable parties to such conversions and mergers are located may require that documents be recorded by the entities resulting from such conversions and mergers in order to evidence title to assets in such entities. All such documents shall evidence such new ownership and are not intended to modify, and shall not modify, any of the terms, covenants and conditions herein set forth.

                                   ARTICLE II
                             CONCURRENT TRANSACTIONS

         2.1 Contribution of Navajo Southern Common Stock by Navajo Pipeline to Pipeline GP LLC. Navajo Pipeline hereby grants, contributes, transfers, assigns and conveys to Pipeline GP LLC, its successors and assigns, for its and their own use forever, all right, title and interest in and to .001% of the issued and outstanding common stock of Navajo Southern (the "Navajo Southern Stock"), and Pipeline GP LLC hereby accepts the Navajo Southern Stock as an additional contribution to the capital of Pipeline GP LLC.

         TO HAVE AND TO HOLD the Navajo Southern Stock unto Pipeline GP LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.2 Conversion of Navajo Southern to Southern LP. Navajo Southern has adopted articles of conversion and has converted to Navajo Southern LP, having
(a) Pipeline GP LLC as the general partner owning a .001% general partner interest and (b) Navajo Pipeline as the limited partner owning a 99.999% limited partner interest.

         2.3 Contribution and Conveyance by Navajo Pipeline to Pipeline Assets LP of the Texas Navajo Pipeline Assets. Navajo Pipeline hereby grants, contributes, transfers, assigns and conveys to Pipeline Assets LP, its successors and assigns, for its and their own use forever, all right, title and interest of Navajo Pipeline in and to all of the assets described on Schedule
2.3 (the "Texas Navajo Pipeline Assets"), and Pipeline Assets LP hereby accepts the Texas Navajo Pipeline Assets, as an additional contribution to the capital of Pipeline Assets LP, 99.999% on behalf of Navajo Pipeline and .001% on behalf of Pipeline GP LLC, subject to all matters to be contained in the instruments of conveyance covering the Texas Navajo Pipeline Assets to evidence such contribution and conveyance.

         TO HAVE AND TO HOLD the Texas Navajo Pipeline Assets unto Pipeline Assets LP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in such instruments of conveyance forever.

         2.4 Contribution and Conveyance by Navajo Pipeline to Pipeline LLC of the Non-Texas Navajo Pipeline Assets. Navajo Pipeline hereby grants, contributes, transfers, assigns and conveys to Pipeline LLC, its successors and assigns, for its and their own use forever, all right, title and interest of Navajo Pipeline in and to all of the assets described on Schedule 2.4 (the "Non-Texas Navajo Pipeline Assets"), and Pipeline LLC hereby accepts the Non-Texas Navajo Pipeline Assets, as an additional contribution to the capital of Pipeline LLC, subject to all matters to be contained in the instruments of conveyance covering the Non-Texas Navajo Pipeline Assets to evidence such contribution and conveyance.

         TO HAVE AND TO HOLD the Non-Texas Navajo Pipeline Assets unto Pipeline Assets LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in such instruments of conveyance forever.

         2.5 Contribution and Conveyance by Holly to Mountain LLC of the Mountain Home Terminal Assets. Holly hereby grants, contributes, transfers, assigns and conveys to Mountain LLC, its successors and assigns, for its and their own use forever, all right, title and interest of Holly in and to all of the assets described on Schedule 2.5 (the "Mountain Home Terminal Assets"), and Mountain LLC hereby accepts the Mountain Home Terminal Assets, as an additional contribution to the capital of Mountain LLC, subject to all matters to be contained in the instruments of conveyance covering the Mountain Home Terminal Assets to evidence such contribution and conveyance.

         TO HAVE AND TO HOLD the Mountain Home Terminal Assets unto Mountain LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in such instruments of conveyance forever.

         2.6 Contribution and Conveyance by Woods Cross Refining to Woods Cross LLC of the Woods Cross Assets. Woods Cross Refining hereby grants, contributes, transfers, assigns and conveys to Woods Cross LLC, its successors and assigns, for its and their own use forever, all right, title and interest of Woods Cross Refining in and to all of the assets described on

Schedule 2.6 (the "Woods Cross Assets"), and Woods Cross LLC hereby accepts the Woods Cross Assets, as an additional contribution to the capital of Woods Cross LLC, subject to all matters to be contained in the instruments of conveyance covering the Woods Cross Assets to evidence such contribution and conveyance.

         TO HAVE AND TO HOLD the Woods Cross Assets unto Woods Cross LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in such instruments of conveyance forever.

         2.7 Contribution and Conveyance by Navajo Refining to Refining Assets LP of the Texas Navajo Refining Assets. Navajo Refining hereby grants, contributes, transfers, assigns and conveys to Refining Assets LP, its successors and assigns, for its and their own use forever, all right, title and interest of Navajo Refining in and to all of the assets described on Schedule
2.7 (the "Texas Navajo Refining Assets"), and Refining Assets LP hereby accepts the Texas Navajo Refining Assets, as an additional contribution to the capital of Refining Assets LP, 99.999% on behalf of Navajo Refining and .001% on behalf of Refining GP LLC, subject to all matters to be contained in the instruments of conveyance covering the Texas Navajo Refining Assets to evidence such contribution and conveyance.

         TO HAVE AND TO HOLD the Texas Navajo Refining Assets unto Refining Assets LP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in such instruments of conveyance forever.

         2.8 Contribution and Conveyance by Navajo Refining to Refining LLC of the Non-Texas Navajo Refining Assets. Navajo Refining hereby grants, contributes, transfers, assigns and conveys to Refining LLC, its successors and assigns, for its and their own use forever, all right, title and interest of Navajo Refining in and to all of the assets described on Schedule 2.8 (the "Non-Texas Navajo Refining Assets"), and Refining LLC hereby accepts the Non-Texas Navajo Refining Assets, as an additional contribution to the capital of Refining LLC, subject to all matters to be contained in the instruments of conveyance covering the Non-Texas Navajo Refining Assets to evidence such contribution and conveyance.

         TO HAVE AND TO HOLD the Non-Texas Navajo Refining Assets unto Refining Assets LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in such instruments of conveyance forever.

         2.9 Contribution by Navajo Pipeline to GP LP of All of Its Interests in Pipeline Assets LP, Pipeline GP LLC, Navajo Southern LP, and Pipeline LLC. Navajo Pipeline hereby grants, contributes, transfers, assigns and conveys to GP LP, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to (a) its 100% membership interest in Pipeline GP LLC, (b) its 99.999% limited partner interest in Pipeline Assets LP, (c) its 100% membership interest in Pipeline LLC, and (d) its 99.999% limited partner interest in Navajo Southern LP (herein collectively called the "Navajo Pipeline Aggregate Interests"), and GP LP hereby accepts the Navajo Pipeline Aggregate Interests as an additional contribution to the capital of GP LP, 99.999% on behalf of Navajo Pipeline and ..001% on behalf of GP LLC.

         TO HAVE AND TO HOLD the Navajo Pipeline Aggregate Interests unto GP LP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.10 Contribution by GP LP to the MLP of the Navajo Pipeline Aggregate Interests. GP LP hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, for its and their own use forever, all of the Navajo Pipeline Aggregate Interests, and the MLP hereby accepts the Navajo Pipeline Aggregate Interests as an additional contribution to the capital of the MLP in exchange for (a) a continuation of GP LP's 2% general partner interest in the MLP and its Incentive Distribution Rights in the MLP, (b) ___________ Subordinated Units, representing limited partner interests with a ___% interest in the MLP, (c) the right to receive $______________, of which $____________________ is intended to reimburse GP LP for capital expenditures, and (d) a special limited partnership interest in the MLP (the "GP LP Special LP Interest") giving GP LP only the right to receive the Debt Proceeds in cash from the MLP upon redemption of the GP LP Special LP Interest.

         TO HAVE AND TO HOLD the Navajo Pipeline Aggregate Interests unto the MLP its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.11 Contribution by Holly to the MLP of All of Its Interests in Mountain LLC. Holly hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to its 100% membership interest in Mountain LLC (the "Mountain LLC Aggregate Interests"), and the MLP hereby accepts the Mountain LLC Aggregate Interests as a contribution to the capital of the MLP in exchange for (a) _______________ Subordinated Units, representing limited partner interests with a ____% interest in the MLP, and (b) the right to receive $_____________, of which $__________ is intended to reimburse Holly for capital expenditures.

         TO HAVE AND TO HOLD the Mountain LLC Aggregate Interests unto the MLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.12 Contribution by Navajo Refining to the MLP of All of Its Interests in Refining Assets LP, Refining GP LLC, and Refining LLC. Navajo Refining hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to (a) its 100% membership interest in Refining GP LLC, (b) its 99.999% limited partner interest in Refining Assets LP, and (c) its 100% membership interest in Refining LLC (herein collectively called the "Navajo Refining Aggregate Interests"), and the MLP hereby accepts the Navajo Refining Aggregate Interests as a contribution to the capital of the MLP in exchange for
(i) _______________ Subordinated Units,
representing limited partner interests with a ____% interest in the MLP, (ii) the right to receive $_____________, of which $__________ is intended to reimburse Navajo Refining for capital expenditures, and (iii) ___________ Common Units, representing limited partner interests with a ___% interest in the MLP.

         TO HAVE AND TO HOLD the Navajo Refining Aggregate Interests unto the MLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.13 Contribution by Woods Cross Refining to the MLP of All of Its Interests in Woods Cross LLC. Woods Cross Refining hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to its 100% membership interest in Woods Cross LLC (the "Woods Cross LLC Aggregate Interests"), and the MLP hereby accepts the Woods Cross LLC Aggregate Interests as a contribution to the capital of the MLP in exchange for (a) _______________ Subordinated Units, representing limited partner interests with a ____% interest in the MLP, and (b) the right to receive $_____________, of which $__________ is intended to reimburse Woods Cross Refining for capital expenditures.

         TO HAVE AND TO HOLD the Woods Cross LLC Aggregate Interests unto the MLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.14 Public Cash Contribution. The Parties acknowledge a cash contribution of $____________ from the public to the MLP in connection with the Offering in exchange for 6,000,000 Common Units, representing limited partner interests with a 42% interest in the MLP.

         2.15 MLP Receipt of Cash Contribution. The MLP acknowledges receipt of $____________ in cash obtained from the Offering as a capital contribution to the MLP, and Parties acknowledge that the MLP has used all of such capital contribution (a) to pay the Offering Costs that are due and payable or that have been previously paid and (b) to make an additional capital contribution to the OLP as described in Section 2.17.

         2.16 MLP Cash Distribution to GP LP, Holly, Navajo Refining and Woods Cross Refining.

                  (a) The Parties acknowledge the distribution by the MLP to GP LP and the receipt by GP LP of $______________;

                  (b) The Parties acknowledge the distribution by the MLP to Holly and the receipt by Holly of $______________;

                  (c) The Parties acknowledge the distribution by the MLP to Navajo Refining and the receipt by Navajo Refining of $______________; and

                  (d) The Parties acknowledge the distribution by the MLP to Woods Cross Refining and the receipt by Woods Cross Refining of
$____________________.

         A portion of each of the above distributions has been made to satisfy the rights to reimbursement for capital expenditures of the above respective parties.

         2.17 Contribution of Cash and Interests in the Entities by the MLP to the OLP. The OLP acknowledges the additional contribution by the MLP to the OLP and the receipt by the OLP of $____________. The MLP hereby grants, contributes, transfers, assigns and conveys to the OLP, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to the Entities (being all of the following respective interests which are herein collectively called the "MLP Aggregate Interests"):

                  (a)      a 99.999% limited partner interest in Pipeline Assets
                           LP;

                  (b)      a 99.999% limited partner interest in Refining Assets
                           LP;

                  (c)      a 100% membership interest in Pipeline LLC;

                  (d)      a 100% membership interest in Pipeline GP LLC;

                  (e)      a 99.999% limited partner interest in Navajo Southern
                           LP;

                  (f)      a 100% membership interest in Mountain LLC;

                  (g)      a 100% membership interest in Refining GP LLC;

                  (h)      a 100% membership interest in Refining LLC; and

                  (i)      a 100% membership interest in Woods Cross LLC.

         The OLP hereby accepts the $____________ cash and the MLP Aggregate Interests as an additional contribution to the capital of the OLP (99.999% on behalf of the MLP and .001% on behalf of OLP GP) in exchange for a special limited partner interest in the OLP (the "MLP Special LP Interest") giving the MLP only the right to receive the Debt Proceeds from the OLP upon redemption of the MLP Special LP Interest.

         TO HAVE AND TO HOLD the MLP Aggregate Interests unto the OLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.18 OLP Cash Contributions to [Pipeline Assets LP, Navajo Southern LP, Refining Assets LP, Pipeline LLC, Mountain LLC, Refining LLC, and Woods Cross LLC.]

                  (a) [The Parties acknowledge the contribution by the OLP to Pipeline Assets LP and the receipt by Pipeline Assets LP of $______________ cash (99.999% on behalf of the OLP and .001% on behalf of Pipeline GP LLC);

                  (b) The Parties acknowledge the contribution by the OLP to Navajo Southern LP and the receipt by Navajo Southern LP of $______________ cash (99.999% on behalf of the OLP and .001% on behalf of Pipeline GP LLC);

                  (c) The Parties acknowledge the contribution by the OLP to Refining Assets LP and the receipt by Refining Assets LP of $______________ cash (99.999% on behalf of the OLP and .001% on behalf of Refining GP LLC);

                  (d) The Parties acknowledge the contribution by the OLP to Pipeline LLC and the receipt by Pipeline LLC of $______________ cash;

                  (e) The Parties acknowledge the contribution by the OLP to Mountain Home LLC and the receipt by Mountain Home LLC of $______________ cash;

                  (f) The Parties acknowledge the contribution by the OLP to Refining LLC and the receipt by Refining LLC of $______________ cash; and

                  (g) The Parties acknowledge the contribution by the OLP to Woods Cross LLC and the receipt by Woods Cross LLC of $______________ cash.]

[SPECIFIC SUBSIDIARIES AND AMOUNTS TO BE DETERMINED AT CLOSING.]

         The above contributions have been made to (i) replenish working capital of the above subsidiaries of the OLP and (ii) pay the debt of each such subsidiary in the respective amount set forth on Schedule 2.18. Each of the Parties acknowledges that each of the debts listed on Schedule 2.18 has been paid in full by each of the respective subsidiaries listed on Section 2.18 with the amounts acknowledged as being contributed under this Section 2.18.

         2.19 Distribution of Debt Proceeds from the OLP to the MLP. The Parties acknowledge that the OLP has borrowed $25,000,000 (the "Debt Proceeds") on a recourse basis and has distributed the Debt Proceeds to the MLP (99.999% on behalf of the OLP and .001% on behalf of OLP GP) in redemption of the MLP Special LP Interest. The MLP hereby acknowledges receipt of the Debt Proceeds from the OLP in redemption of the MLP Special LP Interest.

         2.20 Distribution of Debt Proceeds from the MLP to GP LP. The Parties acknowledge that the MLP has distributed the Debt Proceeds to GP LP in redemption of the GP LP Special LP Interest. GP LP hereby acknowledges receipt of the Debt Proceeds from the MLP in redemption of the GP LP Special LP Interest.

         2.21 Cash Distribution from GP LP to Navajo Pipeline. The Parties acknowledge that GP LP has distributed $_____________ to Navajo Pipeline.

         2.22 Loan from GP LP to Holly. The Parties acknowledge that GP LP has made a loan to Holly of $_________________.

         2.23 Cash Distribution from Navajo Pipeline to Holly. The Parties acknowledge that Navajo Pipeline has distributed $_____________ to Holly.

         2.24 Specific Conveyances. To further evidence the contributions of the Assets reflected in this Agreement, each party making such contribution may have executed and delivered to the party receiving such contribution certain conveyance, assignment and bill of sale instruments (the "Specific Conveyances"). The Specific Conveyances shall evidence and perfect such sale and contribution made by this Agreement and shall not constitute a second conveyance of any assets or interests therein and shall be subject to the terms of this Agreement.

                                  ARTICLE III
                        ASSUMPTION OF CERTAIN LIABILITIES

         3.1 Assumption of Texas Navajo Pipeline Liabilities by Pipeline Assets LP. In connection with the contribution by Navajo Pipeline of the Texas Navajo Pipeline Assets to Pipeline Assets LP, as set forth in Section 2.3 above, Pipeline Assets LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Texas Navajo Pipeline Liabilities, to the full extent that Navajo Pipeline has been heretofore or would have been in the future obligated to pay, perform and discharge the Texas Navajo Pipeline Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Texas Navajo Pipeline Liabilities shall not (a) increase the obligation of Pipeline Assets LP with respect to the Texas Navajo Pipeline Liabilities beyond that of Navajo Pipeline, (b) waive any valid defense that was available to Navajo Pipeline with respect to the Texas Navajo Pipeline Liabilities or (c) enlarge any rights or remedies of any third party under any of the Texas Navajo Pipeline Liabilities.

         3.2 Assumption of Non-Texas Navajo Pipeline Liabilities by Pipeline LLC. In connection with the contribution by Navajo Pipeline of the Non-Texas Navajo Pipeline Assets to Pipeline LLC, as set forth in Section 2.4 above, Pipeline LLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the Non-Texas Navajo Pipeline Liabilities, to the full extent that Navajo Pipeline has been heretofore or would have been in the future obligated to pay, perform and discharge the Non-Texas Navajo Pipeline Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Non-Texas Navajo Pipeline Liabilities shall not (a) increase the obligation of Pipeline LLC with respect to the Non-Texas Navajo Pipeline Liabilities beyond that of Navajo Pipeline, (b) waive any valid defense that was available to Navajo Pipeline with respect to the Non-Texas Navajo Pipeline Liabilities or (c) enlarge any rights or remedies of any third party under any of the Non-Texas Navajo Pipeline Liabilities.

         3.3 Assumption of Mountain Home Terminal Liabilities by Mountain LLC. In connection with the contribution by Holly of the Mountain Home Terminal Assets to Mountain LLC, as set forth in Section 2.5 above, Mountain LLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the Mountain Home Terminal Liabilities, to the full extent that Holly has been heretofore or would have been in the future obligated to pay, perform and discharge the Mountain Home Terminal Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Mountain Home Terminal Liabilities shall not (a) increase the obligation of Mountain LLC with respect to the Mountain

Home Terminal Liabilities beyond that of Holly, (b) waive any valid defense that was available to Holly with respect to the Mountain Home Terminal Liabilities or
(c) enlarge any rights or remedies of any third party under any of the Mountain Home Terminal Liabilities.

         3.4 Assumption of Woods Cross Liabilities by Woods Cross LLC. In connection with the contribution by Woods Cross Refining of the Woods Cross Assets to Woods Cross LLC, as set forth in Section 2.6 above, Woods Cross LLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the Woods Cross Liabilities, to the full extent that Woods Cross Refining has been heretofore or would have been in the future obligated to pay, perform and discharge the Woods Cross Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Woods Cross Liabilities shall not (a) increase the obligation of Woods Cross LLC with respect to the Woods Cross Liabilities beyond that of Woods Cross Refining, (b) waive any valid defense that was available to Woods Cross Refining with respect to the Woods Cross Liabilities or (c) enlarge any rights or remedies of any third party under any of the Woods Cross Liabilities.

         3.5 Assumption of Texas Navajo Refining Liabilities by Refining Assets LP. In connection with the contribution by Navajo Refining of the Texas Navajo Refining Assets to Refining Assets LP, as set forth in Section 2.7 above, Refining Assets LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Texas Navajo Refining Liabilities, to the full extent that Navajo Refining has been heretofore or would have been in the future obligated to pay, perform and discharge the Texas Navajo Refining Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Texas Navajo Refining Liabilities shall not (a) increase the obligation of Refining Assets LP with respect to the Texas Navajo Refining Liabilities beyond that of Navajo Refining, (b) waive any valid defense that was available to Navajo Refining with respect to the Texas Navajo Refining Liabilities or (c) enlarge any rights or remedies of any third party under any of the Texas Navajo Refining Liabilities.

         3.6 Assumption of Non-Texas Navajo Refining Liabilities by Refining LLC. In connection with the contribution by Navajo Refining of the Non-Texas Navajo Refining Assets to Refining LLC, as set forth in Section 2.8 above, Refining LLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the Non-Texas Navajo Refining Liabilities, to the full extent that Navajo Refining has been heretofore or would have been in the future obligated to pay, perform and discharge the Non-Texas Navajo Refining Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Non-Texas Navajo Refining Liabilities shall not (a) increase the obligation of Refining LLC with respect to the Non-Texas Navajo Refining Liabilities beyond that of Navajo Refining, (b) waive any valid defense that was available to Navajo Refining with respect to the Non-Texas Navajo Refining Liabilities or (c) enlarge any rights or remedies of any third party under any of the Non-Texas Navajo Refining Liabilities.

         3.7 Assumption of Navajo Pipeline Aggregate Liabilities by GP LP. In connection with the contributions by Navajo Pipeline of the Navajo Pipeline Aggregate Interests to GP LP, as set forth in Section 2.9 above, GP LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Navajo Pipeline Aggregate Liabilities, to the full extent that Navajo Pipeline has been heretofore or would have been in the future obligated to pay, perform and discharge the Navajo Pipeline Aggregate Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Navajo Pipeline Aggregate Liabilities shall not (a) increase the obligation of GP LP with respect to the Navajo Pipeline Aggregate Liabilities beyond that of Navajo Pipeline, (b) waive any valid defense that was available to Navajo Pipeline with respect to the Navajo Pipeline Aggregate Liabilities or (c) enlarge any rights or remedies of any third party under any of the Navajo Pipeline Aggregate Liabilities.

         3.8 Assumption of Navajo Pipeline Aggregate Liabilities by the MLP. In connection with the contributions by GP LP to the MLP of the Navajo Pipeline Aggregate Interests as set forth in Section 2.10 above, the MLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Navajo Pipeline Aggregate Liabilities, to the full extent that GP LP has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Navajo Pipeline Aggregate Liabilities shall not (a) increase the obligation of the MLP with respect to the Navajo Pipeline Aggregate Liabilities beyond that of GP LP, (b) waive any valid defense that was available to GP LP with respect to the Navajo Pipeline Aggregate Liabilities or (c) enlarge any rights or remedies of any third party under any of the Navajo Pipeline Aggregate Liabilities.

         3.9 Assumption of Mountain LLC Aggregate Liabilities by the MLP. In connection with the contribution by Holly to the MLP of the Mountain LLC Aggregate Interests as set forth in Section 2.11 above, the MLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Mountain LLC Aggregate Liabilities, to the full extent that Holly has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Mountain LLC Aggregate Liabilities shall not (a) increase the obligation of the MLP with respect to the Mountain LLC Aggregate Liabilities beyond that of Holly, (b) waive any valid defense that was available to Holly with respect to the Mountain LLC Aggregate Liabilities or (c) enlarge any rights or remedies of any third party under any of the Mountain LLC Aggregate Liabilities.

         3.10 Assumption of Navajo Refining Aggregate Liabilities by the MLP. In connection with the contributions by Navajo Refining to the MLP of the Navajo Refining Aggregate Interests as set forth in Section 2.12 above, the MLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Navajo Refining Aggregate Liabilities, to the full extent that Navajo Refining has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Navajo Refining Aggregate Liabilities shall not (a) increase the obligation of the MLP with respect to the Navajo Refining Aggregate Liabilities beyond that of Navajo Refining, (b) waive any valid defense that was available to Navajo

Refining with respect to the Navajo Refining Aggregate Liabilities or (c) enlarge any rights or remedies of any third party under any of the Navajo Refining Aggregate Liabilities.

         3.11 Assumption of Woods Cross LLC Aggregate Liabilities by the MLP. In connection with the contribution by Woods Cross Refining to the MLP of the Woods Cross LLC Aggregate Interests as set forth in Section 2.13 above, the MLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Woods Cross LLC Aggregate Liabilities, to the full extent that Woods Cross Refining has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Woods Cross LLC Aggregate Liabilities shall not (a) increase the obligation of the MLP with respect to the Woods Cross LLC Aggregate Liabilities beyond that of Woods Cross Refining, (b) waive any valid defense that was available to Woods Cross Refining with respect to the Woods Cross LLC Aggregate Liabilities or (c) enlarge any rights or remedies of any third party under any of the Woods Cross LLC Aggregate Liabilities.

         3.12 Assumption of MLP Aggregate Liabilities by the OLP. In connection with the contribution by the MLP to the OLP of the MLP Aggregate Interests as set forth in Section 2.17 above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the MLP Aggregate Liabilities, to the full extent that the MLP has been heretofore or would have been in the future obligated to pay, perform and discharge the MLP Aggregate Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the MLP Aggregate Liabilities and to be bound by all such agreements shall not (a) increase the obligation of the OLP with respect to the MLP Aggregate Liabilities beyond that of the MLP, (b) waive any valid defense that was available to the MLP with respect to the MLP Aggregate Liabilities or (c) enlarge any rights or remedies of any third party under any of the MLP Aggregate Liabilities.

         3.13 General Provisions Relating to Assumption of Liabilities. Notwithstanding anything to the contrary contained in this Agreement including, without limitation, the terms and provisions of this Article III, none of the Parties shall be deemed to have assumed, and none of the Assets have been or are being contributed subject to, (a) any liens or security interests securing consensual indebtedness covering any of the Assets, except to the extent set forth on a schedule to this Agreement, and all such liens and security interests shall be deemed to be excluded from the assumptions of liabilities made under this Article III or (b) any of the liabilities covered by the indemnities set forth in the Omnibus Agreement to the extent such liabilities are covered by such indemnities, and all such liabilities shall be deemed to be excluded from the assumptions of liabilities made under this Article III to the extent that such liabilities are covered by such indemnities.

                                   ARTICLE IV
                                  TITLE MATTERS

         4.1 Encumbrances.

                  (a) Except to the extent provided in Section 3.13 or any other document executed in connection with this Agreement or the Offering including, without limitation, the Omnibus Agreement, the contribution and conveyance (by operation of law or otherwise) of the various physical assets as reflected in this Agreement (collectively, the "Assets") are made expressly subject to all recorded encumbrances, agreements, defects, restrictions, and adverse claims covering the respective Assets (other than liens not shown on any of the schedules to this Agreement) and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdiction over the Assets and operations conducted thereon or therewith, in each case to the extent the same are valid and enforceable and affect the Assets, including, without limitation, (i) all matters that a current on the ground survey, title insurance commitment or policy, or visual inspection of the Assets would reflect, (ii) the applicable liabilities assumed in Article III, and (iii) all matters contained in the Specific Conveyances.

                  (b) To the extent that certain jurisdictions in which the Assets are located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the provisions set forth in Section 4.1(a) immediately above shall also be applicable to the conveyances under such documents.

         4.2 Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.

                  (a) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION THE OMNIBUS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE ASSETS, (B) THE INCOME TO BE DERIVED FROM THE ASSETS, (C) THE SUITABILITY OF THE ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN

CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE RESPECTIVE ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE RESPECTIVE ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE PARTIES. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, EACH OF THE PARTIES ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN "AS IS", "WHERE IS" CONDITION WITH ALL FAULTS, AND THE ASSETS ARE CONTRIBUTED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT.

                  (b) To the extent that certain jurisdictions in which the Assets are located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the disclaimers set forth in Section 4.2(a) immediately above shall also be applicable to the conveyances under such documents.

                  (c) The contributions of the Assets made under this Agreement are made with full rights of substitution and subrogation of the respective parties receiving such contributions, and all persons claiming by, through and under such parties, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of the parties contributing the Assets, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Assets.

                  (d) Each of the Parties agrees that the disclaimers contained in this Section 4.2 are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant," "convey," "bargain," "sell," "assign," "transfer," "deliver," or "set over" or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.

                  Each of the Parties hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

                                    ARTICLE V
                               FURTHER ASSURANCES

                  5.1 Further Assurances. From time to time after the date hereof, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

                  5.2 Other Assurances. From time to time after the date hereof, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. Without limiting the generality of the foregoing, the Parties acknowledge that the parties have used their good faith efforts to attempt to identify all of the assets being contributed to the MLP or its subsidiaries as required in connection with the Offering. However, due to the age of some of those assets and the difficulties in locating appropriate data with respect to some of the assets it is possible that assets intended to be contributed to the MLP or its subsidiaries were not identified and therefore are not included in the assets contributed to the MLP or its subsidiaries. It is the express intent of the Parties that the MLP or its subsidiaries own all assets necessary to operate the assets that are identified in this Agreement and in the Registration Statement. To the extent any assets were not identified but are necessary to the operation of assets that were identified, then the intent of the Parties is that all such unidentified assets are intended to be conveyed to the appropriate members of the Partnership Group. To the extent such assets are identified at a later date, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate members of the Partnership Group. Likewise, to the extent that assets are identified at a later date that were not intended by the parties to be conveyed as reflected in the Registration Statement, the Parties take the appropriate actions required in order to convey all such assets to the appropriate party.

                                   ARTICLE VI
                               POWERS OF ATTORNEY

         6.1 Navajo Pipeline.

                  (a) Navajo Pipeline hereby constitutes and appoints Pipeline Assets LP and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of Navajo Pipeline and its successors and assigns, and for the benefit of Pipeline Assets LP and its successors and assigns, to demand and receive from time to time the Texas Navajo Pipeline Assets and to execute in the name of Navajo Pipeline and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of Navajo Pipeline for the benefit of Pipeline Assets LP as may be appropriate, any and all proceedings at law, in equity or otherwise which Pipeline Assets LP and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the Texas Navajo Pipeline Assets, (ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the Texas Navajo Pipeline Assets, and (iii) to do any and all such acts and things in furtherance of this Agreement as Pipeline Assets LP or its successors or assigns shall deem advisable. Navajo Pipeline hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of Navajo Pipeline or its successors or assigns or by operation of law.

                  (b) Navajo Pipeline hereby constitutes and appoints Pipeline LLC and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of Navajo Pipeline and its successors and assigns, and for the benefit of Pipeline LLC and its successors and assigns, to demand and receive from time to time the Non-Texas Navajo Pipeline Assets and to execute in the name of Navajo Pipeline and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of Navajo Pipeline for the benefit of Pipeline LLC as may be appropriate, any and all proceedings at law, in equity or otherwise which Pipeline LLC and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the Non-Texas Navajo Pipeline Assets, (ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the Non-Texas Navajo Pipeline Assets, and (iii) to do any and all such acts and things in furtherance of this Agreement as Pipeline LLC or its successors or assigns shall deem advisable. Navajo Pipeline hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of Navajo Pipeline or its successors or assigns or by operation of law.

         6.2 Navajo Refining.

                  (a) Navajo Refining hereby constitutes and appoints Refining Assets LP and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of Navajo Refining and its successors and assigns, and for the benefit of Refining Assets LP and its successors and assigns, to demand and receive from time to time the Texas Navajo Refining Assets and to execute in the name of Navajo Refining and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of Navajo Refining for the benefit of Refining Assets LP as may be appropriate, any and all proceedings at law, in equity or otherwise which Refining Assets LP and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the Texas Navajo Refining Assets, (ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the Texas Navajo Refining Assets, and (iii) to do any and all such acts and things in furtherance of this Agreement as Refining Assets LP or its successors or assigns shall deem advisable. Navajo Refining hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of Navajo Refining or its successors or assigns or by operation of law.

                  (b) Navajo Refining hereby constitutes and appoints Refining LLC and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of Navajo Refining and its successors and assigns, and for the benefit of Refining LLC and its successors and assigns, to demand and receive from time to time the Non-Texas Navajo Refining Assets and to execute in the name of Navajo Refining and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of Navajo Refining for the benefit of Refining LLC as may be appropriate, any and all proceedings at law, in equity or otherwise which Refining LLC and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the Non-Texas Navajo Refining Assets, (ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the Non-Texas Navajo Refining Assets, and (iii) to do any and all such acts and things in furtherance of this Agreement as Refining LLC or its successors or assigns shall deem advisable. Navajo Refining hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of Navajo Refining or its successors or assigns or by operation of law.

         6.3 Holly. Holly hereby constitutes and appoints Mountain LLC and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of Holly and its successors and assigns, and for the benefit of Mountain LLC and its successors and assigns, to demand and receive from time to time the Mountain Home Terminal Assets and to execute in the name of Holly and its successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of Holly for the benefit of Mountain LLC as may be appropriate, any and all proceedings at law, in equity or otherwise which Mountain LLC and its successors and assigns, may deem proper in order (a) to collect, assert or enforce any claims, rights or titles of any kind in and to the Mountain Home Terminal Assets, (b) to defend and compromise any and all actions, suits or proceedings in respect of any of the Mountain Home Terminal Assets, and (c) to do any and all such acts and things in furtherance of this Agreement as Mountain LLC or its successors or assigns shall deem advisable. Holly hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of Holly or its successors or assigns or by operation of law.

         6.4 Woods Cross Refining. Woods Cross Refining hereby constitutes and appoints Woods Cross LLC and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of Woods Cross Refining and its successors and assigns, and for the benefit of Woods Cross LLC and its successors and assigns, to demand and receive from time to time the Woods Cross Assets and to execute in the name of Woods Cross Refining and its successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of Woods Cross Refining for the benefit of Woods Cross LLC as may be appropriate, any and all proceedings at law, in equity or otherwise which Woods Cross LLC and its successors and assigns, may deem proper in order (a) to collect, assert or enforce any claims, rights or titles of any kind in and to the Woods Cross Assets, (b) to defend and compromise any and all actions, suits or proceedings in respect of any of the Woods Cross Assets, and
(c) to do any and all such acts and things in furtherance of this Agreement as Woods Cross LLC or its successors or assigns shall deem advisable. Woods Cross Refining hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of Woods Cross Refining or its successors or assigns or by operation of law.

         6.5 Contributing Parties. In addition to the specific powers of attorney granted in the other sections of this Article VI, each of the Parties that has contributed the Assets as reflected by this Agreement (each a "Contributing Party") hereby constitutes and appoints the party to whom the respective Assets were contributed and its successors and assigns (the "Receiving Party"), its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of the applicable Contributing Party and its successors and assigns, and for the benefit of the applicable Receiving Party and its successors and assigns, to demand and receive from time to time the applicable Assets contributed and to execute in the name of the applicable Contributing Party and its successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of the applicable Contributing Party for the benefit of the applicable Receiving Party as may be appropriate, any and all proceedings at law, in equity or otherwise which the applicable Receiving Party and its successors and assigns, may deem proper in order to (a) collect, assert or enforce any claims, rights or titles of any kind in and to the applicable Assets, (b) defend and compromise any and all actions, suits or proceedings in respect of any of the applicable Assets, and (c) do any and all such acts and things in furtherance of this Agreement as the applicable Receiving Party or its successors or assigns shall deem advisable. Each Contributing Party hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of any Contributing Party or its successors or assigns or by operation of law.

                                   ARTICLE VII
                                  MISCELLANEOUS

         7.1 Order of Completion of Transactions. The transactions provided for in Article II (except as otherwise noted) and Article III of this Agreement shall be completed on the Effective Date in the following order:

                  First, the transactions provided for in Article II shall be completed in the order set forth therein; and

                  Second, the transactions provided for in Article III shall be completed in the order set forth therein.

         7.2 Consents; Restriction on Assignment. If there are prohibitions against or conditions to the contribution and conveyance of one or more of the Assets without the prior written consent of third parties, including, without limitation, governmental agencies (other than consents of a ministerial nature which are normally granted in the ordinary course of business), which if not satisfied would result in a breach of such prohibitions or conditions or would give an outside party the right to terminate rights of the Party to whom the applicable Assets were intended to be conveyed (the "Beneficial Owner") with respect to such portion of the Assets (herein called a "Restriction"), then any provision contained in this Agreement to the contrary notwithstanding, the transfer of title to or interest in each such portion of the Assets (herein called the "Restriction Asset") pursuant to this Agreement shall not become effective unless and until such Restriction is satisfied, waived or no longer applies. When and if such a Restriction is so satisfied, waived or no longer applies, to the extent permitted by applicable law and any applicable contractual provisions, the assignment of the Restriction Asset subject thereto shall become effective automatically as of the Effective Time, without further action on the part of any Party. Each of the applicable Parties that were involved with the conveyance of a Restriction Asset agree to use their reasonable best efforts to obtain on a timely basis satisfaction of any Restriction applicable to any Restriction Asset conveyed by or acquired by any of them. The description of any portion of the Assets as a "Restriction Asset" shall not be construed as an admission that any Restriction exists with respect to the transfer of such portion of the Assets. In the event that any Restriction Asset exists, the applicable Party agrees to continue to hold such Restriction Asset in trust for the exclusive benefit of the applicable Party to whom such Restriction Asset was intended to be conveyed and to otherwise use its reasonable best efforts to provide such other Party with the benefits thereof, and the party holding such Restriction Asset will enter into other agreements, or take such other action as it may deem necessary, in order to ensure that the applicable Party to whom such Restriction Asset was intended to be conveyed has the assets and concomitant rights necessary to enable the applicable Party to operate such Restriction Asset in all material respects as it was operated prior to the Effective Time.

         7.3 Costs. The OLP shall pay all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith. In addition, the OLP shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys' fees) incurred in connection with the satisfaction or waiver of any Restriction pursuant to Section 7.2 to the extent such Restriction was disclosed to the OLP on or before the Effective Date.

         7.4 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including without limitation, all Schedules attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, and Schedules shall, unless the context requires a different construction, be deemed to be references to the Articles, Sections and Schedules of this Agreement, respectively, and all such Schedules attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

         7.5 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

         7.6 No Third Party Rights. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

         7.7 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

         7.8 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the Assets are located, shall apply.

         7.9 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

         7.10 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of the Assets.

         7.11 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties hereto and affected thereby.

         7.12 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to its subject matter. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties hereto after the date of this Agreement.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                         HOLLY CORPORATION, a Delaware corporation


                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
                         Title:
                               -----------------------------------

                                           "Holly"


                         NAVAJO PIPELINE CO., L.P., a Delaware limited partnership


                         By: Navajo Pipeline GP, L.L.C., a Delaware limited liability company, its general partner


                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
                         Title:
                               -----------------------------------

                                           "Navajo Pipeline"


                         HOLLY LOGISTIC SERVICES, L.L.C., a Delaware limited liability company


                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
                         Title:
                               -----------------------------------

                                           "GP LLC"


                         HEP LOGISTICS HOLDINGS, L.P., a Delaware limited partnership


                         By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its general partner


                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
                         Title:
                               -----------------------------------

                                           "GP LP"








                          Signature Page 1 of 5 to the
                Contribution, Conveyance and Assumption Agreement

                         HOLLY ENERGY PARTNERS, L.P., a Delaware limited partnership


                         By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its general partner


                                  By:      Holly Logistic Services, L.L.C., a
                                           Delaware limited liability company,
                                           its general partner


                                  By:
                                     ----------------------------------------
                                  Name:
                                       --------------------------------------
                                  Title:
                                        -------------------------------------

                                  the "MLP"


                         HEP LOGISTICS GP, L.L.C., a Delaware limited liability company




                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
                         Title:
                               -----------------------------------

                                           "OLP GP"




                         HEP OPERATING COMPANY, L.P., a Delaware limited partnership


                         By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its general partner


                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
                         Title:
                               -----------------------------------

                                           the "OLP"




                          Signature Page 2 of 5 to the
                Contribution, Conveyance and Assumption Agreement

                         HEP MOUNTAIN HOME LLC, a Delaware limited liability company


                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
                         Title:
                               -----------------------------------

                                           "Mountain LLC"


                         NAVAJO REFINING COMPANY, L.P., a Delaware limited partnership


                         By: Navajo Refining GP, L.L.C., a Delaware limited liability company, its general partner


                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
                         Title:
                               -----------------------------------

                                           "Navajo Refining"


                         HEP REFINING LLC, a Delaware limited liability company


                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
                         Title:
                               -----------------------------------

                                           "Refining LLC"


                         HEP REFINING GP LLC, a Delaware limited liability company


                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
                         Title:
                               -----------------------------------

                                           "Refining GP LLC"




                          Signature Page 3 of 5 to the
                Contribution, Conveyance and Assumption Agreement

                         HEP REFINING ASSETS LP, a Delaware limited partnership


                         By: HEP Refining GP LLC, a Delaware limited liability company, its general partner


                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
                         Title:
                               -----------------------------------

                                           "Refining Assets LP"


                         HEP PIPELINE LLC, a Delaware limited liability company


                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
                         Title:
                               -----------------------------------

                                           "Pipeline LLC"


                         HEP PIPELINE GP LLC, a Delaware limited liability company


                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
                         Title:
                               -----------------------------------

                                           "Pipeline GP LLC"


                         HEP PIPELINE ASSETS LIMITED PARTNERSHIP, a Delaware limited partnership


                         By: HEP Pipeline GP LLC, a Delaware limited liability company, its general partner


                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
                         Title:
                               -----------------------------------

                                           "Pipeline Assets LP"





                          Signature Page 4 of 5 to the
                Contribution, Conveyance and Assumption Agreement

                         WOODS CROSS REFINING COMPANY, L.L.C., a Delaware limited liability company


                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
                         Title:
                               -----------------------------------

                                           "Woods Cross Refining"


                         HEP WOODS CROSS LLC, a Delaware limited liability company


                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
                         Title:
                               -----------------------------------

                                           "Woods Cross LLC"


                         NAVAJO SOUTHERN, INC., a Delaware corporation


                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
                         Title:
                               -----------------------------------

                                           "Navajo Southern"


                         HEP NAVAJO SOUTHERN LP, a Delaware limited partnership

                         By: Pipeline GP LLC, a Delaware limited liability company, its general partner



                                  By:
                                     --------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------


                                         "Navajo Southern LP"




                          Signature Page 5 of 5 to the
                Contribution, Conveyance and Assumption Agreement

                                  SCHEDULE 2.3

                      LIST OF TEXAS NAVAJO PIPELINE ASSETS

                                  SCHEDULE 2.4

                    LIST OF NON-TEXAS NAVAJO PIPELINE ASSETS

                                  SCHEDULE 2.5

                          LIST OF MOUNTAIN HOME ASSETS

                                  SCHEDULE 2.6

                           LIST OF WOODS CROSS ASSETS

                                  SCHEDULE 2.7

                      LIST OF TEXAS NAVAJO REFINING ASSETS

                                  SCHEDULE 2.8

                    LIST OF NON-TEXAS NAVAJO REFINING ASSETS

                                  SCHEDULE 2.18

                  LIST OF DEBTS OF VARIOUS LIMITED PARTNERSHIPS
                         AND LIMITED LIABILITY COMPANIES